                              TERMINATION AGREEMENT

                  TERMINATION AGREEMENT (the "Agreement") made as of this ___ day of July, 1999, by and among HealthCore Medical Solutions, Inc., a Delaware corporation ("HealthCore"), and those shareholders of HealthCore who have executed this Agreement on the signature page hereof (each a "Participating Escrow Shareholder", and collectively, the "Participating Escrow Shareholders").

                              W I T N E S S E T H:

                  WHEREAS, HealthCore and the Participating Escrow Shareholders are parties to that certain Amended and Restated Escrow Agreement (the "Escrow Agreement"), dated as of July 31, 1997, among HealthCore, the Participating Escrow Shareholders, the other stockholders of HealthCore who are signatories to the Escrow Agreement (collectively, the "Non-Participating Escrow Shareholders" and, together with the Participating Escrow Shareholders, collectively, the "Escrow Shareholders") and American Stock Transfer & Trust Company (the "Escrow Agent"), pursuant to which certain of the shares of Common Stock of HealthCore (collectively, the "HealthCore Common Stock") owned beneficially and of record by the Escrow Shareholders (such shares being collectively referred to as the "Escrow Shares") are held in escrow; and

                  WHEREAS, HealthCore is a party to that certain Agreement and Plan of Merger, dated July 1, 1999, between HealthCore and Adatom, Inc. ("Adatom"), a California corporation, which contemplates, among other things, the merger of Adatom with and into HealthCore (the "Merger"); and

                  WHEREAS, in connection with the Merger, and subject to the terms and conditions of this Agreement, HealthCore and the Participating Escrow Shareholders desire to terminate the Escrow Agreement as to each Participating Escrow Shareholder, and, in connection therewith, cancel four (4) Escrow Shares for every five (5) Escrow Shares (i.e., eighty (80%) percent of the Escrow Shares) owned beneficially and of record by each of the Participating Escrow Shareholders (the remaining shares held by the Participating Escrow Shareholders following such cancellation being collectively referred to as the "Released Shares"); and

                  WHEREAS, the affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of HealthCore Common Stock entitled to vote with respect to the adoption and approval of this Agreement and the transactions contemplated hereby, excluding the vote of the shares of HealthCore Common Stock held by the Participating Escrow Shareholders (such vote being the "Required Stockholder Vote") is required to, among other things, terminate the Escrow Agreement.

                  NOW, THEREFORE, HealthCore and the Participating Escrow Shareholders hereby agree as follows:

                                    ARTICLE 1
                              SURRENDER OF SHARES;
               TERMINATION OF ESCROW AGREEMENT; GRANT OF PROXIES

                  1.1 Surrender of Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties and covenants contained herein, on the Termination Closing Date (as defined in Section 5.1 hereof), the number of Escrow Shares set forth opposite each Participating Escrow Shareholder's name on Schedule 1.1 hereto, constituting eighty (80%) percent of the Escrow Shares owned beneficially and of record by such Participating Escrow Shareholder, shall be and be deemed cancelled, without the necessity of any further action on the part of the Participating Escrow Shareholder, and such Participating Escrow Shareholders shall have no rights of any kind or nature in or to such Escrow Shares.

                  1.2 Termination of Escrow Agreement.

                         (a) Notwithstanding anything in the Escrow Agreement to
the contrary, and subject to HealthCore's receipt of the Required Stockholder Vote, on the Termination Closing Date the Escrow Agreement shall be deemed terminated, and of no further force or effect, with respect to the Participating Escrow Shareholders, only, and all of the Released Shares shall be distributed to the Participating Escrow Shareholders, without the restrictive legend described in Section 9(a) of the Escrow Agreement that is currently contained on the certificates representing the Escrow Shares shall be deleted. By the execution of this Agreement, each Participating Escrow Shareholder authorizes and directs the Escrow Agent under the Escrow Agreement to deliver all certificates for the Escrow Shares to HealthCore, at a location in New York City specified by HealthCore upon receipt from HealthCore of a letter verifying that the Required Stockholder Vote has been obtained. Upon its receipt thereof, HealthCore shall, within ten (10) business days thereafter, deliver to each Participating Escrow Shareholders the number of Released Shares to which such Participating Escrow Shareholder is entitled as more particularly set forth on Schedule 1.1 hereto.

                         (b) Notwithstanding anything contained herein to the
contrary, this Agreement shall be binding upon, and shall inure to the benefit of only those parties who have executed this Agreement. The Non-Participating Escrow Shareholders shall have no rights, of any kind or nature, under this Agreement, and such Non-Participating Escrow Shareholders and the shares of HealthCore Common Stock owned by the Non-Participating Escrow Shareholders that are held in escrow, shall remain subject to the all of terms and conditions of the Escrow Agreement.

                  1.3 Grant of Proxies. Contemporaneously with the execution hereof, each of the Participating Escrow Shareholders shall execute and deliver to HealthCore an irrevocable proxy (collectively, the "Voting Proxies") appointing Neal J. Polan ("Polan"), the Chairman of the Board and Chief Executive Officer of HealthCore, as proxy to vote all of the shares of HealthCore Common Stock owned beneficially and of record by such Participating Escrow Shareholder, including, without limitation, the Released Shares, for a period expiring on the earliest of (a) the first date by which both (i) the closing of the transactions contemplated by the Merger Agreement shall have occurred ("Merger Closing"), and (ii) HealthCore shall have received the Required Stockholder Vote, (b) the termination of the agreements contained in the Merger Agreement, and (c) with respect to those shares of HealthCore Common Stock other than the Escrow Shares sold by the Participating Escrow Shareholders, HealthCore's receipt of notice of the consummation of the sale of such shares of HealthCore Common Stock.


                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES
                      OF PARTICIPATING ESCROW SHAREHOLDERS

                  Each Participating Escrow Shareholder represents and warrants to HealthCore as follows:

                  2.1 Authority. Such Participating Escrow Shareholder has the right, power, authority and legal capacity to enter into and perform such Participating Escrow Shareholder's obligations under this Agreement and to consummate the transactions contemplated hereby to be performed by such Participating Escrow Shareholder, and this Agreement has been duly executed and delivered by such Participating Escrow Shareholder and is a valid and binding agreement of such Participating Escrow Shareholder enforceable against such Participating Escrow Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  2.2 Title to the Escrow Shares. Such Participating Escrow Shareholder owns, beneficially and of record, the number of Escrow Shares set opposite the name of such Participating Escrow Shareholder on Schedule 1.1, free and clear of any and all liens, claims or encumbrances, of any kind or nature, and upon delivery to HealthCore of the certificate or certificates evidencing such Escrow Shares, duly endorsed for transfer to HealthCore, HealthCore will acquire good, valid, indefeasible and marketable title thereto, free and clear of any and all liens, claims or encumbrances, of any kind or nature.

                  2.3 Examination of Documents. HealthCore has delivered to such Participating Escrow Shareholder, and such Participating Escrow Shareholder has examined, the Annual Report of Form 10-KSB of HealthCore for the fiscal year ended September 30, 1998 (the "1998 Form 10-KSB"), HealthCore's Quarterly Report on Form 10-QSB for each of the quarters ended December 31, 1998 and March 31, 1999, including the financial statements contained therein, and HealthCore's Current Report on Form 8-K, filed with SEC on July 9, together with the exhibits thereto, and has had the opportunity to discuss HealthCore's operations with HealthCore's officers and employees.

                  2.4 Acknowledgment. Each of the Participating Escrow Shareholders acknowledges that in the event the Merger is not consummated, and HealthCore continued its current business activities as more particularly described in HealthCore's most recent 10QSB, it is highly unlikely as of the date hereof that the conditions in the Escrow Agreement for release of the Escrow Shares would be satisfied prior to the last possible date for the attainment thereof, and thus each Participating Escrow Shareholder may be required to forfeit all of his or her Escrow Shares pursuant to the terms of the Escrow Agreement. Each Participating Escrow Shareholder further acknowledges that, in light of the foregoing, he or she carefully considered whether or not to enter into this Agreement and has concluded that to do so is prudent and provides the best opportunity at this time to realize ownership of even a portion of the Escrow Shares.

                                    ARTICLE 3
                               REPRESENTATIONS AND
                            WARRANTIES OF HEALTHCORE

                  HealthCore represents and warrants to the Participating Escrow Shareholders as follows:

                  3.1 Authority. The Board of Directors of HealthCore has unanimously approved this Agreement and the transactions contemplated hereby. The Required Stockholder Vote is the only vote of the holders of any class or series of the capital stock of HealthCore necessary to approve this Agreement and the transactions contemplated hereby, and HealthCore has all other requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by HealthCore and constitutes a valid and binding obligation of HealthCore enforceable against HealthCore in accordance with its terms, subject to HealthCore's receipt of the Required Stockholder Vote.

                                   ARTICLE 4
                              CONDITIONS TO CLOSING

                  4.1 Conditions to Obligations of HealthCore. The obligations of HealthCore hereunder are conditioned upon the following:

                         (a) HealthCore shall have received the Required
Stockholder Vote;

                         (b) The Merger and the transactions contemplated
thereby shall have been consummated by September 30, 1999, or such later date as HealthCore and Adatom shall have agreed to in writing;

                         (c) All warranties and representations of the
Participating Escrow Shareholders contained in this Agreement or in any schedule or instrument delivered hereunder or otherwise made in connection with the transactions contemplated hereby shall be true and correct, on and as of the Termination Closing Date, with the same force and effect as if made on and as of the Termination Closing Date;

                         (d) The Participating Escrow Shareholders shall have
performed and complied with all of the covenants and agreements required by or pursuant to this Agreement, and any schedule or instrument delivered hereunder, to be performed or complied with on or prior to the Termination Closing Date; and

                         (e) All documents delivered and action taken pursuant
hereto shall be satisfactory in form and substance to HealthCore and its counsel.

                  4.2 Conditions to Obligations of the Participating Escrow Shareholders. The obligations of the Participating Escrow Shareholders hereunder are conditioned upon the following:

                         (a) All warranties and representations of HealthCore
contained in this Agreement shall be true and correct on and as of the Termination

Closing Date with the same force and effect as if made on and as of the Termination Closing Date.

                         (b) HealthCore shall have performed and complied with
all of the covenants and agreements required by or pursuant to this Agreement, and any schedule or instrument delivered hereunder, to be performed or complied with on or prior to the Termination Closing Date.

                                    ARTICLE 5
                               CLOSING; DELIVERIES

                  5.1 Closing Date. The closing of the transactions contemplated by this Agreement (the "Termination Closing") shall be deemed to occur on the first date by which both (i) the Merger Closing shall have occurred, and (ii) HealthCore shall have received the Required Stockholder Vote (such date being the "Termination Closing Date").

                  5.2 Deliveries by the Participating Escrow Shareholders.

                         (a) Contemporaneously with the execution hereof, the
Participating Escrow Shareholders shall deliver to HealthCore the Voting Proxies more particularly described in Section 1.2 hereof.

                         (b) At the Termination Closing, the Participating
Escrow Shareholders shall deliver to HealthCore, in accordance with terms of
Section 1.2(a) hereof, Certificates representing the Escrow Shares,; and

                  5.3 Deliveries of HealthCore. At the Termination Closing, HealthCore shall have no items to deliver to the Participating Escrow Shareholders.

                                    ARTICLE 6
                          SURVIVAL AND INDEMNIFICATION

                  6.1 Survival. The representations and warranties contained herein shall survive the Termination Closing for a period six (6) months following the Termination Closing Date.

                  6.2 Indemnification of HealthCore and Participating Escrow Shareholders.

                         (a) Indemnification by Participating Escrow
Shareholders. The Participating Escrow Shareholders hereby agree to indemnify and hold harmless HealthCore from and against any and all losses, liabilities, damages, obligations, costs and expenses, including, without limitation, amounts paid in settlement and reasonable costs and expenses of investigating, preparing to defend and defending any claim, action, suit, proceeding, inquiry or investigation in respect thereof (such losses, liabilities, damages, obligations, costs and expenses as hereinabove set forth, collectively "Damages") resulting from, relating to, or arising out of the inaccuracy of any representation or warranty herein by such Participating Escrow Shareholder or the breach of any covenant herein by such Participating Escrow Shareholder.

                         (b) Indemnification by HealthCore. HealthCore hereby
agrees to indemnify and hold harmless the Participating Escrow Shareholders from and against any and all Damages incurred by the Participating Escrow Shareholders resulting from, relating to, or arising out of the inaccuracy of any representation or warranty herein by HealthCore or the breach of any covenant contained herein by HealthCore.

                         (c) Procedure. If any action, suit, proceeding or
claim shall be brought against the party to be indemnified by any third party, which action, suit, proceeding or claim, if determined adversely to the interest of the party to be indemnified and which would entitle the party to be indemnified to indemnity pursuant to this Section 6.2, the party to be indemnified shall promptly notify the indemnifying party of the same in writing and, if the indemnifying party so elects, the indemnifying party shall assume the defense thereof, including the employment of counsel satisfactory to the party to be indemnified and the payment of all reasonable costs and expenses in respect thereof. The party to be indemnified shall have the right to employ counsel separate from any counsel employed by the indemnifying party in any action, suit, proceeding or claim and to control (or, if the party to be indemnified has elected to allow the indemnifying party to assume the defense thereof, participate in) the defense thereof and the fees and expenses of such counsel employed by the party to be indemnified shall be at the expense of the party to be indemnified. The indemnifying party shall not be liable for any settlement of any such action, suit, proceeding or claim effected without his or its written consent (which shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party, or if there shall be a final judgment for plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the party to be indemnified from and against any loss, liability, obligation, damage, cost or expense by reason of such settlement or judgment.

                  6.3 Hold Harmless; Indemnification of Polan. Polan shall have no liability of any kind or nature to the parties hereto in connection with the exercise of the rights granted to Polan pursuant to the Voting Proxies, and the parties hereto, jointly and severally, shall indemnify, defend and hold harmless Polan from and against any and all Damages arising out of or in connection with the exercise of the rights granted to Polan pursuant to the Voting Proxies.

                                   ARTICLE 7
                                   TERMINATION

                  7.1 Termination. Unless otherwise agreed to by HealthCore and all of the Participating Escrow Shareholders, in writing, this Agreement shall terminate and be of no further force or effect immediately upon the termination of the agreements contained in the Merger Agreement.

                                   ARTICLE 8
                            MISCELLANEOUS PROVISIONS

                  8.1 Amendment and Modification. This Agreement may be amended, modified and supplemented only by a writing signed by HealthCore and the Participating Escrow Shareholders.

                  8.2 Waiver of Compliance. Any failure of HealthCore or the Participating Escrow Shareholders to comply with any obligation, covenant, agreement or condition herein contained may be expressly waived, in writing only, by (i) HealthCore in the case of any failure of the Participating Escrow Shareholders, or (ii) the Participating Escrow Shareholders in the case of any failure of HealthCore. Such waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

                  8.3 Expenses. The parties hereto shall each pay their own respective expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement. The foregoing shall not be construed as limiting any other rights which any party may have as a result of misrepresentation of or breach by any other party.

                  8.4 Further Assurance. HealthCore and each Participating Escrow Shareholder agree to cooperate and execute all documents required to effectuate the transactions contemplated hereby and to perform all actions as reasonably may be required thereby. Without limiting the generality of the foregoing, HealthCore and each of the Participating Escrow Shareholders agrees to execute and deliver any and all such documents and instruments as may be required by the Escrow Agent in connection with the termination of the Escrow Agreement and the release and delivery of the Escrow Shares.

                  8.5 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, or when mailed by certified or registered mail (return receipt requested), postage prepaid or when delivered by fax (evidenced by confirmation of successful transmission), as follows:

                           A.     If to HealthCore:

                                  HealthCore Medical Solutions, Inc.
                                  405 Lexington Avenue, 50th Floor
                                  New York, NY  10174
                                  Attn: Mr. Neal Polan, Chief Executive Officer
                                  Facsimile: (917) 368-3601

                           B. If to the Participating Escrow Shareholders, to the address set forth under each such Participating Escrow Shareholder's name on
                                  Schedule 1.1 hereto, of, if not included thereon, the address designated by notice to HealthCore.

or to such other person or place as the parties may designate by notice in the manner provided in this Section 8.4.

                  8.6 Assignment. This Agreement shall be binding upon and inure to the benefit of HealthCore and its respective successors and assigns, and to the Participating Escrow Shareholders and their respective heirs, executors, administrators and personal representatives, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any of HealthCore or the Participating Escrow Shareholders without the prior written consent of the other parties.

                  8.7 Third Parties.This Agreement is not intended to and shall not be construed to give any person other than the parties hereto any interest or rights (including, without limitation, any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

                  8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                  8.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  8.10 Headings. The headings of the sections, schedules and articles of this Agreement are inserted for the sake of convenience only and shall not constitute a part hereof.

                  8.11 Entire Agreement. This Agreement, including the schedules and exhibits, contains the entire understanding of the parties in respect of the subject matter contained herein and therein and there are no other terms or conditions, representations or warranties, written or oral, express or implied, except as set forth herein.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                    HEALTHCORE MEDICAL
                                    SOLUTIONS, INC.



                                    By: /s/ Neal J. Polan
                                        ---------------------------------------
                                        Neal J. Polan, Chairman and CEO


                                        /s/ Neal J. Polan
                                        ---------------------------------------
                                        Neal J. Polan


                                        /s/ Neal J. Polan
                                        ---------------------------------------
                                        Neal J. Polan, as Custodian for
                                        Barrett Polan

                                        /s/ Myrna White
                                        ---------------------------------------
                                        Myrna White, as Attorney-In-Fact
                                        For Theodore W. White, Jr.


                                        /s/ Ben E. Randall
                                        ---------------------------------------
                                        Ben E. Randall


                                        /s/ Ronald F. Torchia
                                        ---------------------------------------
                                        Ronald F. Torchia


                                        /s/ Donald E. Umbach
                                        ---------------------------------------
                                        Donald E. Umbach, Trustee under the
                                        Donald E. Umbach Revocable Trust


                                        /s/ Patricia L. Umbach
                                        ---------------------------------------
                                        Patricia L. Umbach, Trustee under the
                                        Patricia L. Umbach Revocable Trust

                                        /s/ Michael J. Reichert
                                        ---------------------------------------
                                        Michael J. Reichert, Trustee under the
                                        Michael J. Reichert Revocable Trust


                                        /s/ Jean A. Reichert
                                        ---------------------------------------
                                        Jean A. Reichert, Trustee under the
                                        Michael J. Reichert Revocable Trust


                                        /s/ Robert Hunter
                                        ---------------------------------------
                                        Robert Hunter


                                        /s/ Orville C. Walker
                                        ---------------------------------------
                                        Orville C. Walker


                                        /s/ Mary C. Walker
                                        ---------------------------------------
                                        Mary C. Walker


                                        /s/ George DiCostanzo
                                        ---------------------------------------
                                        George DiCostanzo


                                        /s/ 1164 Associates
                                        ---------------------------------------
                                        1164 Associates

                                        /s/ Annette Lebor
                                        ---------------------------------------
                                        Annette Lebor




    Acknowledged and Agreed
    as of the Merger Closing

    ADATOM, INC.


    By:  /s/ Richard Barton                 Date:
       ---------------------------------         -----------------------
         Richard Barton, President

                                  SCHEDULE 1.1



Intentionally left blank